Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Capstone Turbine Corporation (“the Company”) for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), Darren R. Jamison, as Chief Executive Officer of the Company, and Walter J. McBride, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.                     The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2008	/s/ DARREN R. JAMISON
Darren R. Jamison
President and Chief Executive Officer

Date: February 11, 2008	/s/ WALTER J. McBRIDE
Walter J. McBride
Executive Vice President and Chief Financial Officer